 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 4, 2019

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Title of each classTrading Symbol(s)Name of each exchange on which registered

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on June 3, 2019 Fusion Connect, Inc. (“Fusion”) and its U.S. subsidiaries (collectively, the “Debtors” and together with Fusion’s non-debtor Canadian subsidiaries, collectively, the “Company” or “Companies”) filed voluntary petitions (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Fusion Connect, Inc. (Case No. 19-11811). The Debtors are operating their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

On October 7, 2019, Fusion and Matthew D. Rosen entered into a Resignation Letter Agreement (the “Rosen Resignation Letter”), pursuant to which Mr. Rosen will resign, effective October 7, 2019 at 11:59 p.m., from his positions as Chief Executive Officer of Fusion and from any and all officer and director positions at any of the other Companies. Upon effectiveness of the Rosen Resignation Letter, Mr. Rosen will continue to be employed by the Company and shall continue to serve as Chairman of the Board of Directors of Fusion until the Debtors emerge from protection under chapter 11 of the Bankruptcy Code. Subject to Court approval, during his service as Chairman of the Board and as an employee Mr. Rosen will continue to receive his base salary and remain eligible to participate in the Company’s retirement and health and welfare plans. Pursuant to the Second Amended Joint Chapter 11 Plan of Fusion and Its Subsidiary Debtors (the “Second Amended Plan”) and the associated Second Amended Disclosure Statement (the “Second Amended Disclosure Statement”) and subject to Court approval, on the effective date of the Second Amended Plan (the “Effective Date”), Mr. Rosen and reorganized Fusion will enter into a consulting agreement (the “Rosen Consulting Agreement”), pursuant to which Mr. Rosen will provide certain ongoing consulting services to the Company. The Rosen Consulting Agreement provides that, among other things, Mr. Rosen will provide consulting services for a period of six-months from the Effective Date in exchange for which he will continue to receive his base salary. The Rosen Consulting Agreement includes confidentiality obligations as well as non-disparagement and non-solicit covenants in favor of the Company.

On October 7, 2019, Fusion and Russell P. Markman, President and Chief Operating Officer of Fusion, entered into a Resignation Letter Agreement (the “Markman Resignation Letter”), pursuant to which Mr. Markman will resign, effective October 7, 2019 at 11:59 p.m., from his positions as President and Chief Operating Officer of Fusion and from any and all officer and director positions at any of the other Companies. Upon the effectiveness of the Markman Resignation Letter, Mr. Markman will continue to be employed by the Company at his current base salary. On the date that Mr. Markman’s employment ends and subject to Court approval, Fusion will enter into an agreement with Mr. Markman (the “Markman Consulting Agreement”), pursuant to which Mr. Markman will provide consulting services to the Company for a fixed-term of three-months in exchange for which he will be paid a fixed monthly fee of $33,334. The Markman Consulting Agreement includes confidentiality obligations as well as non-disparagement and non-solicit covenants in favor of the Company.

On October 7, 2019, Kevin Brand, age 60, was appointed as President, Chief Operating Officer and interim Chief Executive Officer of the Company. In connection with Mr. Brand’s appointment as President, Chief Operating Officer and Interim Chief Executive Officer, Mr. Brand shall be paid an annual base salary of $550,000. Mr. Brand joined Fusion as Senior Vice President of Customer Experience in May 2018, in connection with Fusion’s acquisition of Birch Communications Holdings, Inc. (“Birch”) where he had served in a similar role since January 2017. Prior to joining Birch, Mr. Brand served as Head of Products at Promethean from February 2015 to March 2016. Prior to joining Promethean, Mr. Brand spent 15 years in leadership roles at EarthLink, including Executive Vice President, Business Services, Consumer Products and Support. There are no family relationships between Mr. Brand and any of Fusion’s executive officers or directors. There is no arrangement or understanding between Mr. Brand and any other person pursuant to which Mr. Brand has been appointed as President and Chief Operating Officer and interim Chief Executive Officer. There are no transactions in which Mr. Brand has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The foregoing descriptions of the Rosen Resignation Letter and the Markman Resignation Letter do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, a copy of each of which is filed as Exhibits 10.1 and 10.2 and, respectively. A copy of the press release released by Fusion announcing these management changes is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.
Other Events.

As previously reported, the Debtors entered into that Restructuring Support Agreement, dated June 3, 2019, as amended by that certain First Amendment, dated as of June 17, 2019, that certain Second Amendment, dated as of June 24, 2019, that certain Third Amendment, dated as of June 28, 2019, that certain Fourth Amendment, dated as of July 19, 2019, that certain Fifth Amendment, dated as of July 26, 2019, that certain Sixth Amendment, dated as of August 12, 2019, that certain Seventh Amendment, dated as of September 6, 2019, and as further amended, restated, supplemented, or otherwise modified from time to time (the “RSA”), and certain holders of claims under that certain First Lien Credit and Guaranty Agreement, dated as of May 4, 2018. On October 4, 2019, the Company entered into the eighth amendment to the RSA (the “Eighth Amendment”) to extend the deadlines for (i) the entry of the Disclosure Statement Order, which date is now October 11, 2019, (ii) the receipt of the binding exit facility commitment letter to November 1, 2019, and (iii) the entry of the Confirmation Order, which date is now November 14, 2019. A copy of the Eighth Amendment is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

As previously reported, the Debtors entered into that certain Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, as amended by that certain Amendment No.1, dated as of June 17, 2019, that certain Amendment No. 2, dated as of June 24, 2019, that certain Amendment No. 3, dated as of June 28, 2019, that certain Amendment No. 4, dated as of July 17, 2019, that certain Amendment No. 5, dated as of July 19, 2019, that certain Amendment No. 6, dated as of July 26, 2019, that certain Amendment No. 7, dated as of August 8, 2019, that certain Amendment No. 8, dated as of August 22, 2019, that certain Amendment No. 9, dated as of September 6, 2019, and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time (the “DIP Credit Agreement”), by and among Fusion, as borrower, certain subsidiaries of Fusion, as guarantors, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. On October 4, 2019, the Debtors entered into the tenth amendment to the DIP Credit Agreement (“Amendment No. 10”) to (i) extend the Stated Maturity Date (as defined in the DIP Credit Agreement) from October 7, 2019 to November 7, 2019 and (ii) reflect that the RSA had been further amended. A copy of Amendment No. 10 is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Second Amended Plan and the Second Amended Disclosure Statement, as applicable. The foregoing descriptions of the Eighth Amendment and Amendment No. 10 do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Eighth Amendment and Amendment No. 10, a copy of each of which is filed as Exhibits 99.2 and 99.3 hereto, respectively.

Cautionary Statements Regarding Trading in Fusion’s Securities

Fusion cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Fusion’s securities may bear little or no relationship to the actual recovery, if any, by holders of Fusion’s securities in the Chapter 11 Cases. The Second Amended Plan contemplates that, on the Effective Date, all of the Parent Equity Interests will be extinguished and shall be of no further force and effect, whether surrendered for cancellation or otherwise, and holders of Parent Equity Interests will not receive any recovery on account of those Interests.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the failure to obtain Court approval of the Rosen Consulting Agreement and the Markman Consulting Agreement, or if such agreements are approved by the Court, to consummate the transactions contemplated thereby, the terms of the potential transactions contemplated by the RSA, the Second Amended Plan and the Second Amended Disclosure Statement. the Chapter 11 Cases and Court proceedings. the anticipated mailing date of the Solicitation Materials; management’s strategy, plans, opportunities, objectives, expectations, or intentions. and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: ability of the Company to comply with the terms of the RSA and the DIP Credit Agreement, including completing various stages of the restructuring within the dates specified in the RSA and DIP Credit Agreement, as amended; ability of the Company to obtain and maintain requisite support for the Second Amended Plan from the required Voting Classes; ability of the Second Amended Plan to satisfy all requirements necessary for confirmation by the Court; ability of the Company to successfully execute the transactions contemplated by the RSA, the Second Amended Plan and/or the Second Amended Disclosure Statement without substantial disruption to its business. high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated. actions and decisions of the Company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the Company’s operational and strategic plans; ability of the Company to continue as a going concern; and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the risk factors set forth in Exhibit 99.3 to Fusion’s Current Report on Form 8-K filed on July 2, 2019 with the Securities and Exchange Commission (the “SEC”) and other filings with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
10.1
Resignation Letter, dated as of October 7, 2019, between Fusion Connect, Inc. and Matthew D. Rosen, with Form of Consulting Agreement, between reorganized Fusion Connect, Inc. and Matthew D. Rosen attached

10.2	Resignation Letter, dated as of October 7, 2019, between Fusion Connect, Inc. and Russell P. Markman, with Form of Consulting Agreement, between Fusion Connect, Inc. and Russell P. Markman attached
99.1	Press release of Fusion Connect, Inc., dated October 7, 2019.
99.2	Eighth Amendment to Restructuring Support Agreement, dated October 4, 2019, by and among Fusion Connect, Inc., certain subsidiaries of Fusion Connect, Inc. and the Consenting First Lien Lenders
99.3
Amendment No. 10 to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated October 4, 2019, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: October 7, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel